UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

 Amendment No. 1

CURRENT REPORT
Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 13, 2012

Net Element International, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-34887	98-0668024
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1450 South Miami Ave Miami, Florida	33130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (787) 993-9650

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

This Amendment No. 1 to our Current Report on Form 8-K which was filed with the Securities and Exchange Commission on November 19, 2012 (the “Original Filing”), is being filed to include as Exhibit 16.1 a letter from Daszkal Bolton LLP regarding certain statements made in Item 4.01 of the Original Filing. No other changes to the Original Filing have been made in this Amendment No. 1.

Item 4.01. Changes in Registrant’s Certifying Accountant

Net Element International, Inc. (formerly Cazador Acquisition Corporation Ltd.) (the "Company") previously engaged BDO USA, LLP (“BDO”) as its independent auditor for the fiscal year ending December 31, 2011. BDO has served as the independent auditor for the Company since April 20, 2010.

On October 2, 2012, the Company acquired Net Element, Inc. (“Net Element”). The Company accounted for this acquisition as a "reverse merger" for financial reporting purposes. Daszkal Bolton LLP (“Daszkal”) was engaged by Net Element for the purpose of auditing Net Element's financial statements as of December 31, 2011 and December 31, 2010 and reviewing Net Element's unaudited financial statements for the three-month periods ended March 31, 2012 and 2011, the three and six-month periods ended June 30, 2012 and 2011 and the three and nine-month periods ended September 30, 2012 and 2011 (collectively, the "Target Financial Statements") in connection with the acquisition by the Company.

The Company will continue to use BDO as its independent auditor. On November 13, 2012, the Board of Directors approved the engagement of BDO as the Company's independent auditor for the year ended December 31, 2012. The Board of Directors of the Company took no action regarding Daszkal, as Daszkal had never been engaged by the Company.

However, because Daszkal has not been engaged by the Company to audit its financial statements following the acquisition, it can be stated that Daszkal was dismissed by the Company as its auditor. This change in auditors effectively occurred on November 13, 2012, the date on which the Company confirmed BDO as the Company’s independent auditor.

Neither Net Element nor anyone acting on its behalf consulted BDO with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on financial statements, or any other matters or reportable events listed in Items 304(a)(1)(iv) and (v) of Regulation S-K prior to October 2, 2012, the date of its acquisition by the Company.

Daszkal’s report on the Target Financial Statements did not contain an adverse opinion or disclaimer of opinion, nor was the report qualified or modified as to uncertainty, audit scope or accounting principles.

During the Company's two most recent fiscal years and through the date of change in accountants (November 13, 2012), there were (i) no disagreements between the Company and Daszkal on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to Daszkal’s satisfaction, would have caused Daszkal to make reference to the subject matter of the disagreement in connection with its report on the Target Financial Statements; and (ii) Daszkal did not advise the Company of any of the events requiring reporting in this Form 8-K under Item 304(a)(1)(v) of Regulation S-K.

The Company provided Daszkal with a copy of the disclosures made in this report before this report was filed with the Securities and Exchange Commission. The Company requested that Daszkal send a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements that are related to Daszkal. Attached hereto as Exhibit 16.1 is a copy of Dazskal’s letter to the Securities and Exchange Commission, dated November 21, 2012.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
16.1	Letter from Daszkal to the Securities and Exchange Commission, dated November 21, 2012

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NET ELEMENT INTERNATIONAL, INC.

By:	/s/ Francesco Piovanetti
	Name:	Francesco Piovanetti
	Title:	Chief Executive Officer

November 26, 2012

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